Contents of Significant Accounts - Financial Assets Measured at Amortized Cost (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Financial Assets Measured At Amortized Cost [Abstract]
Time deposits with original maturities over three months	$ 6,353,768		$ 849,308
Bonds	0		20,000
Total	6,353,768		869,308
Current	6,131,077	$ 200,231	861,817
Non-current	$ 222,691	$ 7,273	$ 7,491